UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 15, 2005

                            THE GOLDFIELD CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  1-7525                               88-0031580
        (Commission File Number)                    (I.R.S. Employer
                                                   Identification No.)

      1684 W. Hibiscus Boulevard, Melbourne, Florida         32901
      ----------------------------------------------         -----
         (Address of Principal Executive Offices)           (Zip Code)

                                 (321) 724-1700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                Table of Contents

Item 1.01 - Entry Into a Material Definitive Agreement
Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 - Financial Statements and Exhibits Signature
Exhibit Index
Exhibit 3-1 - Amendment to The Goldfield Corporation's By-Laws effective July 15, 2005
Exhibit 10-1 - Form of Indemnification Agreement

Item 1.01 - Entry Into a Material Definitive Agreement.

On July 15, 2005, the Board of Directors of The Goldfield Corporation ("Goldfield" or the "Company") adopted a standard indemnification agreement to be entered into between the Company and its directors and officers. This action was based in large part on the Board's determination that it would be in the best interests of the Company and its stockholders for the Company to contractually obligate itself to indemnify its directors and officers as described below in order to facilitate the Company's ability to retain and attract talented and experienced individuals to serve as directors and officers. The Board authorized the Company to enter into indemnification agreements with each of its directors and with the following officers: John H. Sottile, Chairman, President and Chief Executive Officer of Goldfield, Robert L. Jones, President of Southeast Power Corporation, Goldfield's electrical construction subsidiary, Stephen R. Wherry, Vice President, Treasurer and Chief Financial Officer of Goldfield, Patricia A. Strange, Secretary of Goldfield, and William Braselton III, Vice President of Bayswater Development Corporation, Goldfield's real estate development subsidiary. On or about July 18, 2005 the Company entered into an indemnification agreement with each of the foregoing persons (each, an "Indemnitee").

Each indemnification agreement provides that, subject to the limitations described below, the Company will indemnify the Indemnitee to the fullest extent permitted under Delaware law, as it presently exists or may be amended, for all indemnifiable amounts (including fees, expenses, judgments, fines, interest, penalties, settlements and taxes), arising out of or resulting from any threatened, pending or completed legal action or proceeding relating to the Indemnitee's service as a director, officer, employee or agent of the Company or subsidiary of the Company. The Company will also advance expenses to the Indemnitee prior to the settlement or final judgment in any such action or proceeding, provided that the Indemnitee agrees to reimburse the Company if it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

In addition, each indemnification agreement provides that the Indemnitee will not be entitled to indemnification with respect to any claim against the Indemnitee relating to (i) the purchase or sale the Company's securities pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local law; (ii) fraudulent or deliberately dishonest conduct or conduct that constituted willful misconduct;
(iii) a breach of Indemnitee's duty of loyalty to the Company or conduct resulting in



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personal profit or advantage to which Indemnitee was not legally entitled; and
(iv) any proceeding initiated by Indemnitee, or any proceeding by Indemnitee against the Company or its directors, officers, employees or other agents, unless indemnification is expressly required to be made by law, the proceeding was authorized by the Board, or indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable Delaware law. In addition, no indemnity payments will be made by the Company under any of the indemnity agreements if indemnification would not be lawful, or if a payment is actually made to the Indemnitee under an insurance policy, indemnity clause, By-Law or agreement, except to the extent that Indemnitee is entitled to amounts in excess of the payment made to Indemnitee pursuant to such insurance policy, indemnity clause, By-Law or agreement.

The indemnification agreements are not exclusive of any other rights to which the Indemnitee may be entitled to under the Company's certificate of incorporation, By-Laws, the General Corporation Law of the State of Delaware or otherwise. The obligations of the Company set forth in the applicable indemnification agreement will continue as to the Indemnitee for any action taken or not taken while serving in an indemnified capacity even after the Indemnitee ceases to serve in such capacity.

The foregoing description of the indemnification agreements does not purport to summarize all of the provisions of the indemnification agreements and is qualified in its entirety by reference to the form of indemnification agreement filed as Exhibit 10-1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 15, 2005, pursuant to the authority provided by the Company's certificate of incorporation, the Company's Board of Directors amended Article XIII of the Company's By-Laws to make the By-Law provisions relating to the indemnification of directors and officers consistent with the procedures and protections contained in the form indemnification agreement described above in
Item 1.01 of this Current Report on Form 8-K, and to otherwise require the Company to indemnify directors, officers, employees and other agents of the Company to the full extent authorized or permitted by law. The Company is not aware of any pending claims pursuant to which indemnification could be sought under Article XIII.

Although the Company's existing By-Laws provided for the indemnification of the Company's directors, officers and employees, the amendment broadens the indemnification under certain circumstances, in that it provides indemnification to the full extent authorized or permitted by law, whereas the Company's existing By-Laws specify the indemnification to be provided which, although broad, are not coterminous with the indemnification permitted by Delaware law in all cases. Specifically, the Company's existing By-Laws provide for indemnification in circumstances where a person is not liable for misconduct or negligence in the performance of his or her duties to the Company (and in addition, with respect to criminal matters, where the person has acted in good faith for a purpose which the person reasonably believed to be in the best interests of the Company and had


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no reasonable cause to believe that his or her conduct was unlawful), whereas, consistent with the indemnification agreements described above, the amendment authorizes the Company to provide indemnification to the extent permitted by Delaware law, which currently provides for indemnification in circumstances where a person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company (and in addition, with respect to criminal matters, where the person had no reasonable cause to believe that his or her conduct was unlawful).

In addition, the amendment removes the requirement that the Company receive an opinion of independent counsel (i) prior to the Company providing indemnification in respect of fines, penalties and costs and expenses incurred in connection with a criminal action or proceeding and (ii) prior to the Company providing advances for expenses before there is a final determination in the matter as to which indemnification is claimed, and releasing the person receiving the advances from his or her obligation to repay them to the Company. Pursuant to the amendment, all determinations as to whether indemnification is proper under the circumstances will be made either by the Company's Board of Directors by a majority vote of a quorum of directors who are not party to the action, suit or proceeding, or, if such a quorum is not obtainable, or the Board of Directors otherwise directs, by an independent legal counsel, consistent with the indemnification agreements described above.

The foregoing description of Article XIII of the Company's By-Laws, as amended, does not purport to summarize all of the provisions thereof and is qualified in its entirety by reference to the copy of the amendment to the By-Laws which is filed as Exhibit 3-1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.


     (c)  Exhibits.

Number            Description
------            -----------

 Exhibit 3-1 Amendment to The Goldfield Corporation's By-Laws effective July 15, 2005

 Exhibit 10-1     Form of Indemnification Agreement




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE GOLDFIELD CORPORATION


                                    By: /s/ Stephen R. Wherry
                                        -----------------------------
                                    Name:   Stephen R. Wherry
                                    Title: Vice President, Chief Financial
                                    Officer (Principal Financial Officer),
                                    Treasurer, Assistant Secretary and
                                    Principal Accounting Officer



Dated:  July 19, 2005



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                                  Exhibit Index


Number            Description
------            -----------

  Exhibit 3-1 Amendment to The Goldfield Corporation's By-Laws effective July 15, 2005

 Exhibit 10-1     Form of Indemnification Agreement